      Second Amendment to First Consolidated Amendatory Agreement dated as of February 19, 1995 between the Registrant and Decatur.

          SECOND AMENDMENT TO FIRST CONSOLIDATED AMENDATORY AGREEMENT
          -----------------------------------------------------------

     This Second Amendment to First Consolidated Amendatory Agreement (this "Amendment") is made and entered into as of the 19th day of February 1995, by and between Decatur TownCenter Associates, Ltd., a Georgia limited partnership ("Borrower") and New England Life Pension Properties; A Real Estate Limited Partnership, a Massachusetts limited partnership ("Lender").

     WHEREAS, Lender is the holder of that certain Promissory Note dated March 10, 1986, made by Borrower to the order of Lender (the "Note"), which Note is secured by (i) that certain Deed to Secure Debt and Security Agreement dated March 10, 1986, made by Borrower in favor of Lender, recorded in Deed Book 5534, Page 9, Records of DeKalb County, Georgia (the "Security Deed") and (ii) that certain Assignment of Leases and Rents dated March 10, 1986 made by Borrower in favor of Lender, recorded in Deed Book 5534, Page 43, Records of DeKalb County, Georgia (the "Lease Assignment");

     WHEREAS, disbursement of the principal amount of the Note is governed by that certain Loan Agreement, dated March 10, 1986, by and between Borrower and Lender (the "Loan Agreement");

     WHEREAS, the Note, the Security Deed, the Lease Assignment and the Loan Agreement are hereinafter collectively referred to as the "Loan Documents";

     WHEREAS, Borrower and Lender entered into that certain First Consolidated Amendatory Agreement, dated as of December 29, 1988, amending the Loan Documents and providing, inter alia, for an increase in the principal amount of the Note
               ----------
to $1,104,000 (the "Amendatory Agreement");

     WHEREAS, the Amendatory Agreement was amended by the First Amendment to First Consolidated Amendatory Agreement between Borrower and Lender, dated as of March 1, 1993 (the "First Amendment"); and

     WHEREAS, Borrower and Lender desire to extend the maturity of the Note and to effect other changes to the Loan Documents.

     NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:

     1. The Maturity Date set forth in Section 1.5 of the Note is hereby changed from February 19, 1995 to December 31, 1996. Each of the remaining Loan Documents is hereby modified, as appropriate, to conform to the foregoing extension of the Maturity Date.

     2. The First Amendment is hereby declared null and void and shall not be binding upon or enforceable against Borrower or Lender.
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     3.  Notwithstanding anything in the Loan Documents to the contrary, all interest due pursuant to the terms of the Note shall be permitted to accrue until the earlier of (i) the Maturity Date or (ii) the acceleration of the Note pursuant to the Loan Documents. Such unpaid accrued interest shall bear interest at the Interest Rate set forth in the Note. The entire outstanding balance of the Note, together with all unpaid accrued interest, shall be due and payable in full on the Maturity Date. Borrower and Lender agree that, as of December 31, 1994, the amount of unpaid accrued interest on the Note equals $979,165.

     4. Upon the sale of the entire Property (as defined in that certain ground lease dated as of February 20, 1985 between Borrower and Lender (as amended, the "Ground Lease")), all sums owed Lender under the Loan Documents shall be payable to Lender as provided in Section 16.8.A of the Ground Lease. If such payments are not sufficient to pay all such amounts in full, Lender shall nevertheless cause the liens created by the Security Deed and the Lease Assignment to be discharged in connection with such sale.

     5. Except as expressly amended, supplemented or otherwise modified herein, all of the terms, covenants and conditions of the Loan Documents, as amended by the Amendatory Agreement, are hereby ratified, confirmed and approved by the parties hereto and shall continue to be in full force and effect.

     IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment on the date first above written.

                                     LENDER:

                                     NEW ENGLAND LIFE PENSION PROPERTIES;
                                       A REAL ESTATE LIMITED PARTNERSHIP

                                     By:  COPLEY PROPERTIES COMPANY, INC.



                                     By: ________________________________


                                     BORROWER:

                                     DECATUR TOWNCENTER ASSOCIATES, LTD.



                                     By: ________________________________
                                          A.J. Land, Jr., General Partner

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